UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2023 (May 8, 2023)

Date of Report (Date of earliest event reported)

Rosecliff Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue, 34th Floor, New York, NY 10153
(Address of principal executive offices and zip code)
(212) 492-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one third of redeemable warrant	RCLFU	The Nasdaq Stock Market
Class A common stock, par value: $0.0001 per share	RCLF	The Nasdaq Stock Market
Redeemable Warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	RCLFW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 8, 2023, Rosecliff Acquisition Corp I (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) advising that the Company had been granted a previously requested 180-day extension to July 21, 2023, to regain compliance with Rule 5550(a)(4), which requires the Company to hold a minimum of 500,000 publicly held shares. The Listing Qualifications Department of Nasdaq based its determination of an extension on the Company entering into the Business Combination Agreement with Spectral MD Holdings, Ltd. On or before July 21, 2023, the Company must file with the U.S. Securities and Exchange Commission (the “SEC”) and Nasdaq a document containing its current total shares outstanding and a beneficial ownership table in accordance with the SEC Proxy Rules. If the Company does not regain compliance by July 21, 2023, Nasdaq will provide written notice that the Company’s securities will be delisted, subject to the Company’s right to ask for an appeal hearing before a Listing Qualifications Panel of Nasdaq.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the Company’s compliance with Nasdaq Capital Market listing requirements, its plan to achieve and sustain compliance with Nasdaq Capital Market listing requirements, any further actions by the Company or Nasdaq related to the foregoing, and the timing and completion of the business combination with Spectral MD Holdings, Ltd. All statements, other than historical facts are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “predict,” “potential,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negatives of these terms or similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected or implied results. These forward-looking statements are based upon assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain.

The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties depend on the Company’s ability to timely enter into and consummate a business combination agreement or otherwise address compliance with the Nasdaq Capital Market listing requirements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023

ROSECLIFF ACQUISITION CORP I

By:	/s/ Michael P. Murphy
Name: Michael P. Murphy Chief Executive Officer